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                                                                EXHIBIT 23.1




INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 2 to Registration Statement No. 333-34799 of Budget Group, Inc. of our report dated April 12, 1996 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.





DELOITTE & TOUCHE LLP
Indianapolis, Indiana



September 25, 1997